14. Stock-Based Compensation (Details-Assumptions) - $ / shares	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Weighted average assumptions for calculating fair value of stock options
Fair value of common stock on date of grant	$ 6.78	$ 4.87
Expected term	6 years 5 months 1 day	5 years 8 months 23 days
Risk-free interest rate	2.04%	1.91%
Dividend yield	0.00%	0.00%
Volatility	120.80%	126.00%
Fair value of options granted, per share	$ 5.97	$ 4.12